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                                                                  EXHIBIT 10.52



[BARNETT BANK LOGO]                     BARNETT BANK OF CENTRAL FLORIDA, N.A.

                                           390 N. Orange Avenue Suite 700-CB
Catherine L. Sterba                        Post Office Box 3200
Vice President                             Orlando, Florida 32802-3200
                                           (407) 420-2733 Fax (407) 420-2886

May 1, 1996


Mr. Bahram Yusefzadeh
Chairman & CEO
Phoenix International, Inc.
900 Winderley Place
Suite 140
Maitland, Florida 32751

Dear Bahram:

The following is an outline of what Barnett Bank would like to propose to Phoenix International:


                                WORKING CAPITAL
                                ---------------

Borrower:               Phoenix International, Inc.

Amount:                 Up to $750,000

Purpose:                Finance of receivables

Interest Rate:          BBI Prime + 1.75%, ADOC

Fee:                    1.5%

Repayment:              Interest monthly, principal on demand.

Expiration:             Six month maturity with a review at 6 months. Demand,
                        with an annual review no later than 6/30 of each year.

Collateral:             Unsecured with blanket lien on all assets as an
                        abundance of caution.

Guarantor:              Mr. Bahram Yusefzadeh shall jointly and severally
                        quarantee full payment and performance of the loan and loan documents.


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Phoenix International, Inc.
Commitment Letter
May 1, 1996
page 2

Conditions:

            1. Annual receipt of CPA audited financial statements within 120 days of FYE. (Receipt and satisfactory review of last three years prior to formal commitment.)
            2. Annual receipt of personal financial statement of guarantor certified to bank or on bank form. (Receipt of certification of current statement prior to formal commitment.)
            3. Annual receipt of personal tax return of guarantor. (Receipt and satisfactory review of tax returns for 1992, 1993 and 1994 prior to formal commitment.)
            4. Monthly receipt of company prepared financial statements within 30 days of month end.
            5. Monthly receipt of AR & AP agings and Borrowing Base Certificate within 30 days of month end.
            6. DSC covenant to be maintained at no less than 1.25x based on quarterly financial statements.
            7.    Barnett Bank to be main bank of account for borrower.
            8.    Waiver of trial by jury.

                              Equipment Financing

Borrower:         Phoenix International, Inc.

Type:             Secured Revolving Line of Credit

Amount:           Up to $250,000

Purpose:          Finance equipment purchases

Rate:             BBI Prime + 1.5%, ADOC

Fee:              $100 per funding

Repayment:        Each funding to amortize over 24 months with monthly payments of principal and interest.

Maturity:         Six month maturity with a review at 6 months. Demand.
                  Annual review to be completed no later than 6/30 of each year.

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Phoenix International, Inc.
Commitment Letter
May 1, 1996
page 3


Collateral:     Blanket lien on equipment and furniture.  Advances to
                be made based on invoices presented at 100% of hard cost. Minimum funding request of $10,000.

Guarantor:      Mr. Bahram Yusefzadeh shall jointly and severally
                guarantee full payment and performance of the loan and loan documents.


Conditions:

           1. Annual receipt of CPA audited financial statements within 120 days of FYE. (Receipt and satisfactory review of last three years prior to formal commitment.)
           2. Annual receipt of personal financial statement of guarantor certified to bank or on bank form. (Receipt of certification of current statement prior to formal commitment.)
           3. Annual receipt of personal tax return of guarantor. (Receipt and satisfactory review of tax returns for 1992, 1993 and 1994 prior to final commitment.)
           4. Monthly receipt of company prepared financial statements within 30 days of month end.
           5. Debt service coverage to be maintained at no less than 1.25x based on quarterly financial statements. (To be tested quarterly.)
           6.   Barnett Bank to be main bank of account for borrower.
           7.   Waiver of trail by jury.






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Phoenix International
Commitment Letter
May 1, 1996
page 4

This outlines the structure of what the bank intends to provide based on the information currently in hand. If this structure is acceptable to you, we will require receipt and satisfactory review of the information referenced above to make a formal commitment.

Bahram, I am pleased to be able to work with you and Phoenix to establish what I believe can be a long and mutually rewarding relationship. I look forward to hearing from you in response to this outline.

Sincerely,

/s/ Catherine L. Sterba
- -----------------------
Catherine L. Sterba
Vice President
Corporate Banking
CLS:dlf